INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
Income Taxes

Income tax expense consisted of the following components:

(Dollars in thousands)	2013	2012	2011
Current expense
Federal	$41,679	$45,571	$46,270
State	2,883	4,956	6,493
Total current expense	44,562	50,527	52,763
Deferred (benefit) expense
Federal	(21,393)	(12,499)	(12,836)
State	(3,935)	(1,586)	(1,627)
Total deferred (benefit) expense	(25,328)	(14,085)	(14,463)
Income tax expense	$19,234	$36,442	$38,300

The difference between the federal income tax rates, applied to income before income taxes, and the effective rates were due to the following:

(Dollars in thousands)	2013	2012	2011
Income taxes computed at federal statutory rate (35%) on income before income taxes	$23,646	$36,311	$36,763
Tax-exempt income	(1,266)	(626)	(586)
Bank-owned life insurance	(409)	(680)	(612)
Tax credits	(1,100)	(1,200)	(1,200)
State income taxes, net of federal tax benefit	(588)	2,191	3,163
Tax settlement of unconsolidated subsidiary	(1,318)	0	0
Other	269	446	772
Income tax expense	$19,234	$36,442	$38,300

The major components of the temporary differences that give rise to deferred tax assets and liabilities at December 31, 2013, and 2012, were as follows:

(Dollars in thousands)	2013	2012
Deferred tax assets
Allowance for loan and lease losses	$23,074	$35,107
Deferred compensation	564	496
Mark to market adjustment on loans and derivatives	77	128
Postretirement benefits other than pension liability	86	113
Accrued stock-based compensation	1,222	1,681
Other reserves	143	438
Other real estate owned write-downs	2,507	3,640
Accrued expenses	3,617	4,611
Net unrealized losses on investment securities and derivatives	8,871	0
Other	1,390	1,094
Total deferred tax assets	41,551	47,308

Deferred tax liabilities
Tax depreciation greater than book depreciation	(7,450)	(7,997)
FHLB and FRB stock	(6,230)	(17,060)
Mortgage-servicing rights	(12)	(109)
Leasing activities	(3,833)	(1,919)
Deferred section 597 gain	(20,550)	(41,614)
Prepaid pension	(15,727)	(5,839)
Intangible assets	(11,612)	(10,214)
Deferred loan fees and costs	(2,136)	(1,737)
Prepaid expenses	(535)	(721)
Net unrealized gains on investment securities and derivatives	0	(7,682)
Fair value adjustments on acquisitions	(6,714)	(17,181)
Other	(1,180)	(1,803)
Total deferred tax liabilities	(75,979)	(113,876)
Total net deferred tax liability	$(34,428)	$(66,568)

At December 31, 2013, and 2012, First Financial had no FASB ASC Topic 740-10 unrecognized tax benefits recorded. First Financial does not expect the total amount of unrecognized tax benefits to significantly increase within the next twelve months.

First Financial regularly reviews its tax positions and establishes reserves for income tax-related uncertainties based on estimates of whether it is more likely than not that the tax uncertainty would be sustained upon challenge by the appropriate tax authorities which would then result in additional taxes, penalties and interest due.  These evaluations are inherently subjective as they require material estimates and may be susceptible to significant change.  Provision for tax reserves, if any, is included in income tax expense in the Consolidated Financial Statements. Management determined that no reserve for income tax-related uncertainties was necessary as of December 31, 2013 and 2012.

First Financial and its subsidiaries are subject to U.S. federal income tax as well as state and local income tax in several jurisdictions. Tax years prior to 2010 have been closed and are no longer subject to U.S. federal income tax examinations. Tax years 2010 through 2012 remain open to examination by the federal taxing authority.

First Financial is no longer subject to state and local income tax examinations for years prior to 2009. Tax years 2009 through 2012 remain open to state and local examination by various other jurisdictions.